Trade and other receivables	12 Months Ended
Dec. 31, 2021
Trade and other receivables
Trade and other receivables

19.Trade and other receivables

	2021	2020
	$’000	$'000
Current
Trade receivables	253,852	334,452
Less: impairment provisions	(31,063)	(133,800)
Net trade receivables*	222,789	200,652
Other receivables**	199,136	85,011
Prepaid land rent	1,069	1,588
Other prepaid expenses	25,080	16,538
Advance payments	14,663	18,766
Withholding tax receivables	992	800
VAT receivables	5,401	3,832
	469,130	327,187
Non-current
Accrued income and lease incentive	21,408	15,481
Payment in advance for property, plant and equipment	48,071	20,928
	69,479	36,409

*      The fair value is equal to their carrying amount.

**    Other receivables are margins on non-deliverable forward contracts and short-term fixed deposits which are not classified as cash and cash equivalents as it exceeds the three-month maturity period.

Included in trade receivables is $103.4 million (2020: $90.0 million) relating to accrued revenue of which $22.2 million (2020: $23.2 million) relates to contract assets, with the remainder being accrued lease rental income.

Payment in advance for property, plant and equipment relates to the future supply of tower and tower equipment. All non-current receivables are due within twenty years from the end of the reporting period. All current trade and other receivables are due within 12 months from the end of the reporting period. The Group does not secure any collateral for its trade receivables. Refer to note 4 (c) for further information on trade and other receivables.

Prepaid land rent is capitalized to the right of use asset insofar as it relates to leases accounted for under IFRS 16. The prepaid land rent for leases that are exempt from being accounted for under IFRS 16 under the Group’s accounting policy are accounted for as short-term prepayments.